SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 9, 2004

(Date of earliest event reported)

MK RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-23042	82-0487047
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 East South Temple, Suite 1225

Salt Lake City, Utah 84111

(801) 297-6900

(Address of principal executive offices and telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

On July 9, 2004, pursuant to Canadian regulatory requirements, MK Resources Company filed a CNI 43-101 Technical Report relating to the Las Cruces Copper Project with the Ontario Securities Commission. The CNI 43-101 Technical Report is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99	CNI 43-101 Technical Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MK RESOURCES COMPANY

/s/ John C. Farmer
John C. Farmer
Chief Financial Officer and Secretary

Date: July 23, 2004

INDEX TO EXHIBITS

Exhibits
99	CNI 43-101 Technical Report.